



# 1Q 2016 Earnings Conference Call

## May 5, 2016





NYSE: CW

# Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

CURTISS-WRIGHT

# First Quarter 2016 Highlights

- **Diluted EPS of $0.73, ahead of expectations, reflecting:**
  - Lower pension and other corporate costs
  - Benefits of operational improvement and cost reduction initiatives
- **Strong Free Cash Flow of $61M, FCF conversion 187%**
- **Net Sales decreased 8%**
  - Influenced by lower oil prices, weaker global economic conditions
- **Adjusted Operating Income down 13%; Operating Margin 11.4%, down 90 bps**
  - Excluding benefit of prior year, non-recurring termination change order on Progress Energy AP1000 plant
    - $7M or 100 bps benefit to 1Q'15 results

Notes:
All figures presented on a continuing operations basis.

CURTISS-WRIGHT

# First Quarter 2016 End Market Sales

| | 1Q'16 Change | % of Total Sales |
|---|---|---|
| Aero Defense | (14%) | 12% |
| Ground Defense | 3% | 4% |
| Naval Defense | 3% | 18% |
| **Total Defense** Including Other Defense | **(4%)** | **35%** |
| Commercial Aero | Flat | 20% |
| Power Generation | (12%) | 20% |
| General Industrial | (15%) | 25% |
| **Total Commercial** | **(10%)** | **65%** |
| **Total Curtiss-Wright** | **(8%)** | **100%** |

Notes:
Percentages in chart relate to First Quarter 2016 sales.
All figures presented on a continuing operations basis.

## 1Q'16 Results:

- **Defense Markets (4%); organic (3%)**
- **Commercial Markets (10%); organic (9%)**

## Key Drivers:

- **General Industrial: Significantly lower valve sales, primarily in energy markets**
- **Power Generation:**
  - **Impact of prior year AP1000 termination change order**
  - **Benefit of higher AP1000 production revenues, offset by:**
  - **Continued deferred maintenance spending in U.S. aftermarket**
- **Aerospace Defense: Lower demand for embedded computing products (timing)**

# First Quarter 2016 Operating Income / Margin Drivers

| ($ in millions) | 1Q'16 | 1Q'15 | Change vs. 2015 |
|---|---|---|---|
| Commercial / Industrial | $30.1 | $43.3 | (31%) |
| Margin | 10.9% | 14.5% | (360 bps) |
| Defense | 16.8 | 18.0 | (7%) |
| Margin | 16.0% | 15.9% | +10 bps |
| Power | 14.6 | 19.5 | (25%) |
| Margin | 11.9% | 14.5% | (260 bps) |
| **Total Segments Operating Income** | **$61.5** | **$80.8** | **(24%)** |
| Corp & Other | ($4.3) | ($8.0) | 47% |
| **Total CW Op Income** | **$57.3** | **$72.8** | **(21%)** |
| **Margin** | **11.4%** | **13.3%** | **(190 bps)** |

**Change vs. 2015, excluding one-time, Progress Energy AP1000 plant termination in 2015**

Power: **17%**, **+180 bps**

Total CW Op Income: **(13%)**, **(90 bps)**

Notes:
All figures presented on a continuing operations basis. Amounts may not add down due to rounding.

CURTISS-WRIGHT

# 2016E Financial Outlook* (Guidance as of May 4, 2016)

## No Change

| ($ in millions) | FY2015 Pro Forma | FY2016E | Growth % vs 2015 |
|---|---|---|---|
| Commercial / Industrial | $1,185 | $1,145 - 1,170 | (1 - 3%) |
| Defense | $477 | $490 - 500 | 3 - 5% |
| Power | $523 | $535 - 550 | 2 - 5% |
| **Total Sales** | **$2,186** | **$2,170 - 2,220** | **Down 1% to Up 1%** |
| Commercial / Industrial | $172 | $168 - 173 | (2) - 1% |
| Margin | 14.5% | 14.6% - 14.8% | +10 - 30 bps |
| Defense | $99 | $93 - 97 | (2 - 6%) |
| Margin | 20.7% | 19.1% - 19.3% | (140 - 160 bps) |
| Power | $55 | $69 - 72 | 25 - 31% |
| Margin | 10.5% | 12.9% - 13.1% | +240 - 260 bps |
| Corporate and Other | ($35) | ($26 - 27) | 24 - 26% |
| **Total Operating Income** | **$291** | **$304 - 315** | **5 - 8%** |
| **CW Margin** | **13.3%** | **14.0% - 14.2%** | **+70 - 90 bps** |
| **Diluted EPS** | **$3.74** | **$4.00 - 4.15** | **7 - 11%** |

* The Company's full-year 2016 guidance reflects growth rates compared to 2015 Pro Forma results, which excludes the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015 from sales and operating income.

CURTISS-WRIGHT

# 2016E Financial Outlook (Guidance as of May 4, 2016)

Updated

| ($ in millions) | FY2016E (Prior) | FY2016E (Current) | Growth % vs 2015 |
|---|---|---|---|
| **Free Cash Flow (1)** | **$280 - 300** | **$290 - 310** | **7 - 14%** |
| Free Cash Flow Conversion(2) | 152 - 157% | 158 - 163% | |
| Depreciation & Amortization | $100 - 110 | $100 - 110 | |
| Capital Expenditures | $50 - 60 | $50 - 60 | |
| **Free Cash Flow / Share** | **$6.10 - 6.50** | **$6.30 - 6.75** | **10 - 18%** |

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures, while free cash flow per share is defined as free cash flow divided by weighted average shares outstanding. 2016 growth rate is comparable to 2015 adjusted free cash flow of $272 million, which excludes the contribution to the Company's corporate defined benefit pension plan of $145 million in 2015.

(2) Free Cash Flow Conversion is calculated as free cash flow from operations divided by net earnings from continuing operations.

CURTISS-WRIGHT

# AP1000 Program Highlights



- Curtiss-Wright providing reactor coolant pump (RCP) technology on Westinghouse AP1000 power plant
- Began shipping RCPs to China in 4Q'15 (2007 contract)
  - Four shipped and installed in Sanmen 1
  - Four shipped and installed in Haiyang 1
  - Remaining 8 RCPs to ship in 2H'16
- Shipment of U.S. RCPs began in 1Q'16 (2008 contract)
  - Remainder to ship by mid-2017
- Secured China AP1000 order exceeding $450M (2015 contract)
  - Revenue @ $28M / RCP
  - Received $65M advanced cash payment in 1Q'16

CURTISS-WRIGHT

# Strategic Margin Drivers



14.0% - 14.2%
13.3%
12.6%
9.3%
~500 BP Improvement
2013 Reported
2014
2015 Pro Forma
2016E

Notes: 2015 Pro Forma results exclude the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015 from sales and operating income. 2016 guidance as of May 4, 2016.

- **Leveraging the benefits of ONE Curtiss-Wright**
  - Portfolio Rationalization
  - Lean/Supply Chain
  - Shared Services
  - Consolidations
  - Shift to Low Cost Economies
  - Segment Focus
- **Operational and productivity improvement initiatives**

**Advancing to Top Quartile Performance**

CURTISS-WRIGHT

# Balanced Capital Allocation


Return of Capital
Operational Requirements
Acquisitions

- **Committed to steady return of capital to shareholders**
  - At least $100M in expected share repurchases in 2016
  - $300M in 2015 share repurchases
  - Steady dividend payout
- **Growth through strategic acquisitions**
- **Internal investment to support future organic growth**

# Outlook for 2016 and Closing Comments

- **Expect solid sales growth in defense and power markets, mitigating a challenging industrial outlook**
- **On track for continued operating margin expansion, up 70 - 90 bps to 14.0% - 14.2%***
  - **Led by operational improvement and cost reduction initiatives**
  - **Goal to remain in Top Quartile vs peers**
- **Solid growth in diluted EPS, up 7 - 11%***
- **Strong free cash flow expectations (~$300 million) driven by AP1000 and improved working capital management**
- **Committed to a balanced capital allocation strategy**

* The Company's full-year 2016 guidance reflects growth rates compared to 2015 Pro Forma results, which excludes the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015 from sales and operating income.

CURTISS-WRIGHT

# Appendix

# Non-GAAP Reconciliation

| | Three Months Ended March 31 2016 vs 2015 | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | Commercial/Industrial | | Defense | | Power | | Total Curtiss-Wright | |
| | Sales | Operating income | Sales | Operating income | Sales | Operating income | Sales | Operating income |
| Organic | (7%) | (34%) | (6%) | (20%) | (8%) | (25%) | (7%) | (26%) |
| Acquisitions | 0% | 1% | 0% | 0% | 0% | 0% | 0% | 1% |
| Foreign Currency | (1%) | 2% | (1%) | 13% | (0%) | 0% | (1%) | 4% |
| Total | (8%) | (31%) | (7%) | (7%) | (8%) | (25%) | (8%) | (21%) |

Organic Revenue and Organic Operating income

The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company's ongoing business performance. Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.

**Note: Amounts may not add due to rounding**

# 2016E End Market Sales Outlook* (Guidance as of May 4, 2016)

| | FY2016E | % of Total Sales |
|---|---|---|
| Aero Defense | 1 - 3% | 14% |
| Ground Defense | 4 - 6% | 4% |
| Naval Defense | 0 - 2% | 18% |
| **Total Defense** Including Other Defense | **Up 2% to 4%** | **37%** |
| Commercial Aero | (2 - 4%) | 18% |
| Power Generation | 4 - 6% | 20% |
| General Industrial | (2 - 6%) | 25% |
| **Total Commercial** | **Down 1% to 3%** | **63%** |
| **Total Curtiss-Wright** | **Down 1% to Up 1%** | **100%** |

Total Oil & Gas exposure: ~5% of CW sales

* The Company's full-year 2016 guidance reflects growth rates compared to 2015 Pro Forma results, which excludes the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015. This affects 2016 growth rates for Power Generation, Total Commercial and Total Curtiss-Wright sales.

CURTISS-WRIGHT

# 2016 End Market Sales Waterfall (Guidance as of May 4, 2016)

($ Millions)

- **Total CW End Markets** $2,170 - 2,220
  - **Defense Markets** 37%
    - Naval 18%
    - Aerospace 14%
    - Ground 4%
  - **Commercial Markets** 63%
    - Commercial Aerospace 18%
      - Aircraft Equipment 65%
      - Surface Tech Services 35%
    - Power Generation 20%
      - Aftermarket Nuclear 62%
      - New Build / AP1000 25%
      - Non-Nuclear 13%
    - General Industrial 25%
      - Industrial Vehicles 35%
      - Industrial Valves 25%
      - Surface Tech Services 20%
      - Sensors and Controls 20%

Note: Percentages in chart relate to Full-Year 2016 sales

Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment

Sensors and Controls:
Sensors, controls and industrial automation equipment

CURTISS-WRIGHT